EXHIBIT 10.2

COMMON STOCK BARTER AGREEMENT

In exchange for the following listed considerations, SciCorps, Inc. agrees to the issue and transfer of 750,000,000 shares of its Common Stock with no par value to Daniel R. Thomas. This stock shall hereafter be known as "Founder's Stock". The following listed considerations shall be deemed payment in full for the aforementioned Founder's Stock. When this agreement is duly signed by the President and the Secretary of SciCorps, Inc. and imprinted with its official corporate seal, it will constitute the full and complete agreement regarding the aforementioned Founder's Stock and the exchange of considerations between Daniel
R. Thomas and SciCorps, Inc. The 750,000,000 shares of Common Stock referred to in this agreement shall be deemed duly authorized, validly issued, fully paid, and non-assessable common shares in the capital of SciCorps, Inc.

The complete list of considerations consist of the following 22 items:

01: Assignment in toto of the intellectual property rights to the

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invention, "Anti-Telomerase", and to the concomitant telomere stabilization factors by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

02: Assignment in toto of the intellectual property rights to the invention, "A Chimeric Gene Assembly Protocol", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

03: Assignment in toto of the intellectual property rights to the invention, "A Novel Treatment for Malignant Neoplastic Tissue Utilizing Conjugated Monoclonal Antibodies as Electromagnetically Activated Hyperthermic Vectors" by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

04: Assignment in toto of the intellectual property rights to the invention, "A Hydrolytic Fission Reactor" by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

05: Assignment in toto of the intellectual property rights to the invention, "A Low-Voltage Plasma Maser" by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

06: Assignment in toto of the intellectual property rights to the invention, "A High Efficiency Hydrolytic Propulsion Unit" by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $1,000,000,000

07: Assignment in toto of the intellectual property rights to the family of inventions that fall under the rubric of "Mitochondrial Enhancers" by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

08: Assignment in toto of the intellectual property rights to the invention, "BioSoft/WetWare: A CPU-Neuronal Interface System: A Cybernetic Bio-Programming Language and Translation Driver" by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $1,000,000,000

09: Assignment in toto of the intellectual property rights to the invention, "A Novel Gene Splicing Tool", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

10: Assignment in toto of the intellectual property rights to the


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invention, "A New Cryogenic Preservation Technology based on a Proprietary
Synthetic Hybrid of Naturally Occurring Glycols", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives:
$1,000,000,000

11: Assignment in toto of the intellectual property rights to the invention, "Synthetic and Natural Arachnid Silk Polymers", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives:
$1,000,000,000

12: Assignment in toto of the intellectual property rights to the category of inventions that come under the heading of, "Antibiotics and Antiviral Agents", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this class of inventions and its derivatives: $1,000,000,000

13: Assignment in toto of the intellectual property rights to the invention, "Instant Paint-on Dental Whiteners (muco-polymers) [an alternative to bleaching agents]", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

14: Assignment in toto of the intellectual property rights to the invention, "Nucleic Acid Mediated Hair Restoration Treatment (reverses baldness)", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

15: Assignment in toto of the intellectual property rights to the invention, "Nucleic Acid Mediated Scar Removal System", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

16: Assignment in toto of the intellectual property rights to the invention, "Functional Hemoglobin Enhancers (increases oxygen binding capacity utilizing a proprietary amino acid stacking system)", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

17: Assignment in toto of the intellectual property rights to the invention, "Neuro-Chemical Sleep Blockers", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $500,000,000

18: Assignment in toto of the intellectual property rights to the invention, "Neuro-Chemical Memory Enhancers", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $1,000,000,000



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19: Assignment in toto of the intellectual property rights to the invention,
"Neuro-Chemical Synaptic Enhancers", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this invention and its derivatives: $1,000,000,000

20: Assignment in toto of the intellectual property rights to the class of inventions that fall under the rubric of, "Neuronal Growth and Control Factors", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this class of inventions and its derivatives: $1,000,000,000

21: Assignment in toto of the intellectual property rights to the class of inventions that fall under the rubric of, "Photosynthetic Skin Patches (Alternative Parenteral Nutritional Supplementation - post GI surgery)", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this class of inventions and its derivatives: $500,000,000

22: Assignment in toto of the intellectual property rights to the class of inventions designated "Chloroplast - Mitochondrial Exchange Units", by the inventor, Daniel R. Thomas, MD, PhD. Value assigned to this class of invention and its derivatives: $500,000,000

NOTES

The intellectual property ascribed to Dr. Thomas is understood to be unvetted, untested, unpatented, and merely theoretical in nature. It is understood that Dr. Thomas will assist SciCorps, Inc. to the best of his abilities in vetting, testing, developing, and patenting the above ascribed inventions and technologies. It is also understood that Dr. Thomas is making the aforementioned assignments to SciCorps, Inc. on an exclusive basis and relinquishes all rights in the previously mentioned inventions and technologies. Dr. Thomas further agrees to refrain from the pursuit and development of other inventions and technologies that would serve to compete with the aforementioned inventions and technologies.


Date: February 1, 2000

This agreement is signed this day by the following parties:

DANIEL R. THOMAS
_______________________________________________

DANIEL R. THOMAS, MD, PhD, Inventor




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DANIEL R. THOMAS
_______________________________________________
DANIEL R. THOMAS
President of SciCorps, Inc.

DEBRA B. KRAHLING
________________________________________________
DEBRA B. KRAHLING
Secretary of SciCorps, Inc.